UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2018

Central Index Key Number of the issuing entity: 0001749973

BANK 2018-BNK14

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-16	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 27, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2018-BNK14, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK14 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the portfolio of mortgaged properties identified as “685 Fifth Avenue Retail” on Exhibit B to the Pooling and Servicing Agreement (the “685 Fifth Avenue Retail Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “685 Fifth Avenue Retail Whole Loan”) that includes the 685 Fifth Avenue Retail Mortgage Loan and one pari passu promissory note (the “Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the 685 Fifth Avenue Retail Whole Loan will be serviced and administered (i) prior to the securitization of the related Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Pari Passu Companion Loan related to the 685 Fifth Avenue Retail Whole Loan was securitized on November 29, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled BANK 2018-BNK15 Commercial Mortgage Pass-Through Certificates, Series 2018-BNK15. Consequently, the 685 Fifth Avenue Retail Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of November 1, 2018 (the “BANK 2018-BNK15 PSA”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The BANK 2018-BNK15 PSA is attached hereto as Exhibit 4.10.

The servicing terms of the BANK 2018-BNK15 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated September 19, 2018 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the 685 Fifth Avenue Retail Mortgage Loan that is to be calculated at 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon the 685 Fifth Avenue Retail Whole Loan becoming a specially serviced loan under the BANK 2018-BNK15 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to the greater of (a) 0.25% and (b) the per annum rate that would result in a special servicing fee for the related month of (i) $3,500 and (ii) if the related risk retention consultation party is entitled to consult with the related Non-Serviced Special Servicer, for so long as the 685 Fifth Avenue Retail Mortgage Loan is a specially serviced loan and during the continuance of a consultation termination event under the BANK 2018-BNK15 PSA, $5,000. Such fee will be payable until such time as the 685 Fifth Avenue Retail Whole Loan is no longer specially serviced.

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•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.00% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the 685 Fifth Avenue Retail Whole Loan (other than default interest and excess interest) made by the related borrower after any workout of the 685 Fifth Avenue Retail Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.00% of net liquidation proceeds received in connection with the liquidation of the 685 Fifth Avenue Retail Whole Loan or the related Mortgaged Property (or, if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.0% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000). The liquidation fee is not subject to a cap.

Midland Loan Services, a Division of PNC Bank, National Association, a national banking association (“Midland”), is the Non-Serviced Special Servicer with respect to the 685 Fifth Avenue Retail Whole Loan under the BANK 2018-BNK15 PSA (the "BANK 2018-BNK15 Special Servicer"). Midland is also (i) the special servicer under the BANK 2018-BNK12 Pooling and Servicing Agreement pursuant to which the CoolSprings Galleria Whole Loan is being serviced, (ii) the special servicer under the WFCM 2018-C47 Pooling and Servicing Agreement pursuant to which the Starwood Hotel Portfolio Whole Loan is being serviced, and (iii) the master servicer and the special servicer under the MSC 2018-L1 Pooling and Servicing Agreement (the "MSC 2018-L1 PSA") pursuant to which the Navika Six Portfolio Whole Loan is being serviced (such pooling and servicing agreements and the BANK 2018-BNK15 PSA, collectively, the “Applicable PSAs” and such Whole Loans together with the 685 Fifth Avenue Retail Whole Loan, collectively, the “Applicable Loans”). As special servicer under the Applicable PSAs, Midland is responsible for the servicing and administration of each Applicable Loan if such Applicable Loan becomes a specially serviced mortgage loan and/or REO property under the Applicable PSA and generally will process, review, evaluate and provide or withhold consent as to certain Major Decisions and/or Special Servicer Non-Major Decisions (each as defined in the Applicable PSA) and will perform certain enforcement actions relating to each Applicable Loan when such Applicable Loan is not a specially serviced mortgage loan, in each case pursuant to the Applicable PSA. As master servicer with respect to the Navika Six Portfolio Whole Loan under the MSC 2018-L1 PSA, Midland is also responsible for the servicing and administration of the Navika Six Portfolio Whole Loan pursuant to the MSC 2018-L1 PSA. Certain servicing and administrative functions may also be performed by one or more primary servicers that previously serviced the Navika Six Portfolio Whole Loan for the related mortgage loan seller. Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities (“CMMBS”) by S&P, Moody’s, Fitch, Morningstar, DBRS and KBRA. Midland has received the highest rankings as a master and primary servicer of real estate assets under U.S. CMMBS transactions from S&P, Fitch and Morningstar and the highest rankings as a special servicer of real estate assets under U.S. CMMBS transactions from S&P and Morningstar. For each category, S&P ranks Midland as “Strong” and Morningstar ranks Midland as “CS1”. Fitch ranks Midland as “CMS1” for master servicer, “CPS1” for primary servicer, and “CSS2+” for special servicer. Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed. Furthermore, Midland’s disaster recovery plan is reviewed annually.

Midland will not have primary responsibility for custody services of original documents evidencing the mortgage loans or the serviced pari passu companion loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or the serviced pari passu companion loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard under the Applicable PSA.

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No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer event of default or servicer termination event as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland’s failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time to time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to any Applicable PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage backed securities transactions that it services. Certificateholders, prospective transferees of the certificates and other appropriate parties may obtain access to CMBS Investor Insight® through Midland’s website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight®.

As of September 30, 2018, Midland was master and/or primary servicing approximately 34,779 commercial and multifamily mortgage loans with a principal balance of approximately $466 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately 9,498 of such loans, with a total principal balance of approximately $176 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income producing properties.

Midland has been servicing commercial and multifamily loans and leases in CMMBS and other servicing transactions since 1992. The table below contains information on the size of the portfolio of commercial and multifamily loans and leases in CMMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2015 to 2017.

Portfolio Size – Master/Primary	Calendar Year End (Approximate amounts in billions)
	2015	2016	2017
CMBS	$149	$149	$162
Other	$255	$294	$323
Total	$404	$444	$486

As of September 30, 2018, Midland was named the special servicer in approximately 322 commercial mortgage backed securities transactions with an aggregate outstanding principal balance of approximately $156 billion. With respect to such transactions as of such date, Midland was administering approximately 88 assets with an outstanding principal balance of approximately $800 million.

Midland has acted as a special servicer for commercial and multifamily loans and leases in CMMBS and other servicing transactions since 1992. The table below contains information on the size of the portfolio of specially serviced commercial and multifamily loans, leases and REO properties that have been referred to Midland as special servicer in CMMBS and other servicing transactions from 2015 to 2017.

Portfolio Size – Special Servicing	Calendar Year End (Approximate amounts in billions)
	2015	2016	2017
Total	$110	$121	$145

Midland may enter into one or more arrangements with any directing holder appointed pursuant to the Applicable PSA, holders of controlling class certificates under the Applicable PSA, the controlling class representative under the Applicable PSA, holders of certain companion loans (including holders of trust subordinate companion loans) or any person with the right to appoint or remove and replace the special servicer under the Applicable PSA to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Midland’s appointment (or continuance) as the special servicer under the Applicable PSA, any related co-lender agreement and the limitations on such person’s right to remove the special servicer under the Applicable PSA.

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PNC Bank, National Association and its affiliates may use some of the same service providers (e.g., legal counsel, accountants and appraisal firms) as are retained on behalf of the issuing entity. In some cases, fee rates, amounts or discounts may be offered to PNC Bank, National Association and its affiliates by a third party vendor which differ from those offered to the issuing entity as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements, and negotiation by PNC Bank, National Association or its affiliates other than the Midland division.

Midland has acquired the right to act as master servicer and primary servicer (and the related right to receive and retain the excess servicing strip) with respect to (i) the mortgage loans, including the Navika Six Portfolio Pari Passu Companion Loan, sold by the related mortgage loan seller to the depositor under the securitization transaction governed by the MSC 2018-L1 PSA and (ii) the Navika Six Portfolio Mortgage Loan, pursuant to a servicing rights appointment agreement entered into on the closing date of the securitization transaction governed by the MSC 2018-L1 PSA.

From time to time, Midland and/or its affiliates may purchase or sell securities, including certificates issued in this offering in the secondary market.

Pursuant to an interim servicing agreement between Midland, the master servicer and/or special servicer under the Applicable PSAs, and Morgan Stanley Mortgage Capital Holdings LLC, a mortgage loan seller, and/or certain of its affiliates, Midland acts as interim servicer with respect to certain mortgage loans unrelated to the Mortgage Loans.

The foregoing information regarding Midland Loan Services, a Division of PNC Bank, National Association has been provided by Midland Loan Services, a Division of PNC Bank, National Association.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

4.10	Pooling and Servicing Agreement, dated as of November 1, 2018, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the 685 Fifth Avenue Retail Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name:	Jane Lam
Title:	Vice President

Dated: December 4, 2018

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